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                                 EXHIBIT 10(e)

                          CYPRUS AMAX MINERALS COMPANY

                               MATERIAL CONTRACTS

                     AMENDMENTS TO KEY EXECUTIVE LONG-TERM

                                INCENTIVE PLAN
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                                                                   EXHIBIT 10(e)

                         CYPRUS AMAX MINERALS COMPANY

                              Action(s) Authorized
                              --------------------
                                     by the
                                     ------
                               Board of Directors
                               ------------------
                           Effective August 20, 1998

                             Summary of Resolutions

- Amends the KELTIP to provide for the full and immediate lapse of restrictions on shares previously awarded thereunder to occur automatically upon a participant's death, disability (as defined under the KELTIP), retirement (as defined under the KELTIP), or termination of employment with the Corporation without "cause" (as defined under the KELTIP).

- Generally authorizes the officers of the Corporation to take any and all necessary and appropriate action to effect the amendment.


                                  Resolutions

WHEREAS, Cyprus Amax Minerals Company (the "Corporation") sponsors the Cyprus Amax Minerals Company 1993 Key Executive Long-Term Incentive Plan (the "KELTIP"); and

WHEREAS, under the current provisions of the KELTIP, a participant who terminates employment with the Corporation on account of his or her death, disability (as defined under the KELTIP), retirement (as defined under the KELTIP), or terminates employment with the Corporation without "cause" (as defined under the KELTIP) (together, "Involuntary Termination"), is permitted to continue to retain the shares of restricted stock previously awarded to him or her under the KELTIP and the restrictions thereon will continue to lapse as if the participant had remained in the Corporation's employ; and

WHEREAS, under federal income tax law, the Involuntary Termination of the participant creates an immediate tax liability thereof on all such shares of restricted stock previously awarded to such participant under the KELTIP; and

WHEREAS, the KELTIP, as currently drafted, imposes a financial hardship upon participants who Involuntary Terminate to pay tax on property that they are restricted from selling and an administrative burden on the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Corporation to affirmatively act each time a participant has an Involuntary Termination to cause the removal of the restrictions on the shares of restricted stock previously awarded to such participant under the KELTIP; and

WHEREAS, pursuant to Section 11.1 of the KELTIP, the Board has authority to amend the KELTIP, subject to limitations not herein relevant; and

WHEREAS, the Committee has recommended, and the Board has determined, that the KELTIP should be amended in order to facilitate the satisfaction by a participant who
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experiences an Involuntary Termination of his or her federal income tax liability in connection with restricted stock awarded thereto under the KELTIP, the withholding requirements imposed on the Corporation, and to ease the Committee's administrative burden in relation thereto;

NOW, THEREFORE, BE IT RESOLVED, that Section 7(b) of the KELTIP be, and it hereby is, amended effective as of the date hereof to read as follows:

          "(b) All of the Restricted Shares shall be forfeited and shall be returned to the Company and all rights of the Participant to such Restricted Shares shall terminate without any payment of consideration by the Company upon (1) any voluntary Termination of Service except for reason of Retirement and (2) any involuntary Termination of Service for reason of Cause.

               In the event of a Participant's Retirement, death, Disability, or involuntary Termination of Service without Cause, all of the Restrictions imposed on such Restricted Shares in accordance with this Plan and the award agreement shall automatically lapse as of the date of the Participant's Retirement, death, Disability or involuntary Termination of Service without Cause.

               A Termination of Service which occurs in connection with the sale or disposition of a subsidiary or other business unit of the Company shall be deemed to be an involuntary Termination of Service without Cause."

RESOLVED, that the officers of this Corporation, and any other individual whom any of the officers referenced above shall designate, be, and each of them hereby is, authorized to take any and all such actions as are necessary or appropriate to give effect to the foregoing resolutions, and all actions of any of such officers or designees heretofore taken in connection with the transactions contemplated by the foregoing resolutions are hereby ratified, confirmed and approved in all respects.

                                       2
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                                                                   EXHIBIT 10(e)

                         CYPRUS AMAX MINERALS COMPANY

                          Action(s) Authorized by the
                          ---------------------------
                               Board of Directors
                               ------------------
                           Adopted December 10, 1998

                             Summary of Resolutions

- Amends the definition of "Company" in the Cyprus Minerals Company 1993 Key Executive Long-Term Incentive Plan.


                                  Resolutions

WHEREAS, Cyprus Amax Minerals Company (the "Corporation") sponsors the Cyprus Minerals Company 1993 Key Executive Long-Term Incentive Plan (the "KELTIP"); and

WHEREAS, pursuant to Section 11.1 of the KELTIP, the Board of Directors of the Corporation (the "Board") has authority to amend the KELTIP, subject to limitations not herein relevant; and

WHEREAS, the Compensation and Benefits Committee of the Board (the "Compensation Committee") has recommended that Section 2.8 of the KELTIP be amended; and

WHEREAS, the Board wishes to amend the KELTIP as recommended by the Compensation Committee;

NOW, THEREFORE, BE IT RESOLVED, that, effective January 1, 1993, Section 2.8 of the KELTIP be, and it hereby is, amended to read as follows:

          "2.8  'Company' means Cyprus Amax Minerals Company and any 'subsidiary
                 -------
          corporation' of Cyprus Amax Minerals Company, whether now or hereafter existing, as defined in Section 424(f) of the Code; provided, however, that for purposes of Section 2.4, 'Company' means Cyprus Amax Minerals Company and its successor."

; and further

RESOLVED, that the Chief Executive Officer or any other oficer of this Corporation, and any other individual whom any of the officers referenced above shall designate, be, and each of them hereby is, authorized to take any and all such actions as are necessary or appropriate to give effect to the foregoing resolutions, and all actions of any of such officers or designees heretofore taken in connection with the transactions contemplated by the foregoing resolutions are hereby ratified, confirmed and approved in all respects.